Exhibit 99.01

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Sale of Group Life, transfer of Medical Business to MetraHealth and subsequent sale of investment in MetraHealth
- --------------------------------------------------------------------------------

           In December 1994 Travelers Group Inc. (the Company) sold its group dental insurance business to Metropolitan Life Insurance Company (MetLife), for $52 million, and on January 3, 1995, completed the sale of its group life business and remaining non-medical group insurance business to MetLife for $350 million. The assets transferred included customer lists, books and records, and furniture and equipment. In connection with the sale, The Travelers Insurance Company (TIC) ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, TIC transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

           On January 3, 1995, TIC and MetLife and certain of their affiliates formed the MetraHealth joint venture by contributing their medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. The total contribution made by TIC and its affiliates amounted to approximately $483 million at carrying value on the date of contribution. No gain was recognized upon the formation of the joint venture. Upon formation of the joint venture TIC and its affiliates owned 50% of the outstanding capital stock of MetraHealth, and the other 50% was owned by MetLife and its affiliates. In
March 1995, MetraHealth acquired HealthSpring, Inc., for common stock of MetraHealth. The acquisition resulted in a reduction in the participation of the Company and MetLife in the MetraHealth venture to 48.25% each.

          In connection with the formation of the joint venture, the transfer of the fee-based medical business (Administrative Services Only) and other noninsurance business to MetraHealth was completed on January 3, 1995. As the medical insurance business of TIC and its affiliates comes due for renewal, and after obtaining regulatory approvals, the risks will be transferred to MetraHealth. In the interim, the related operating results for this medical insurance business (run off) are being reported in the Company's consolidated financial statements.

            On June 25, 1995 the Company agreed to United Health Care Corporation's (United) proposed acquisition of MetraHealth, which is 48.25%
owned by the Company. The terms of the transaction call for United to pay a total consideration to MetraHealth's owners of $1.65 billion, $1.15 billion in cash and $0.5 billion in convertible preferred stock. In addition, United will pay up to $350 million to these owners if certain 1995 operating results are achieved and other contingency payments. According to the terms, the Company will receive a total of $831 million in cash, and up to an additional $169 million if a contingency payment for 1995 (the only year in which the Company will participate in such payments) is made.

Transport Life Spinoff
- ----------------------

           In June 1995, the Company announced that it plans to make a pro rata distribution to the Company's stockholders of shares of Class A Common Stock, $.01 par value per share, of Transport Holdings Inc., (Holdings) currently a wholly owned subsidiary of the Company and which, at the time of the distribution, will be the indirect owner of the business of Transport Life Insurance Company. The distribution is subject to the satisfaction of various conditions.

Assumptions
- -----------

          The following unaudited pro forma condensed consolidated statements of income of the Company for the three months ended March 31, 1995, and year ended December 31, 1994, present consolidated operating results for the Company as if the above transactions had occurred at the beginning of each period presented. The accompanying unaudited pro forma condensed consolidated statement of financial position as of March 31, 1995, gives effect to the above transactions as if they occurred as of March 31, 1995. The unaudited pro forma consolidated financial data do not purport to represent what the Company's financial position or results of operations actually would have been had the transactions in fact occurred on the dates indicated, or to project the Company's financial position or results of operations for any future date or period. The pro forma adjustments are based upon available information and certain assumptions that the Company currently believes are reasonable in the circumstances. The unaudited pro forma consolidated financial information should be read in conjunction with the accompanying notes thereto; the separate historical financial statements of the Company as of and for the three months ended March 31, 1995, and for the year ended December 31, 1994, which are contained in the Company's Form 10-Q for the quarterly period ended March 31, 1995, and in its Annual Report on Form 10-K for the fiscal year ended December 31, 1994, respectively.

           The pro forma adjustments and pro forma amounts are provided for informational purposes only, and if each transaction is consummated, the Company's financial statements will reflect the effects of each transaction only from the date such transaction occurs. Although the final amounts will differ, the pro forma condensed financial information reflects management's best estimate based on currently available information.

                   Travelers Group Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Financial Position
                            As of March 31, 1995
                          (In millions of dollars)

                                                                                                  Pro
                                                                                                 forma
                                                           Travelers   Less:                     before      Less:
                                                           Group Inc.  Medical     Pro forma    Transport    Transport    Pro
                                                           historical  Business    adjustments Life Spinoff  Business    forma
                                                           ----------  --------    ----------- ------------  --------- --------
Assets
Cash and cash equivalents                                $  1,249    $           $    831 (B) $ 2,080      $          $ 2,080
Investments:
  Fixed maturities:
    Available for sale at market value                     25,618        (499)(A)              25,119        (572)(C)  24,547
    Held to maturity at amortized cost                         87                                  87                      87
  Equity securities, at market value                          605                                 605          (8)(C)     597
  Mortgage loans                                            5,213          (5)(A)               5,208         (11)(C)   5,197
  Real estate held for sale                                   318                                 318                     318
  Policy loans                                              1,596                               1,596         (19)(C)   1,577
  Short-term and other                                      4,769        (601)(A)               4,168         (21)(C)   4,147
                                                           ----------  --------    ----------- ------------  --------- ---------
      Total investments                                    38,206      (1,105)          0      37,101        (631)     36,470
                                                           ----------  --------    ----------- ------------  --------- ---------

Securities borrowed or purchased under agreements to
 resell                                                    22,533                              22,533                  22,533
Brokerage receivables                                       6,709                               6,709                   6,709
Trading securities owned, at market value                   8,099                               8,099                   8,099
Net consumer finance receivables                            6,824                               6,824                   6,824
Reinsurance recoverable                                     6,698          (6)(A)               6,692         (25)(C)   6,667
Value of insurance in force and deferred policy
 acquisition costs                                          2,194          (2)(A)               2,192        (106)(C)   2,086
Cost of acquired businesses in excess of net assets         1,966                               1,966                   1,966
Separate and variable accounts                              5,573                               5,573                   5,573
Other receivables                                           4,438                               4,438          (7)(C)   4,431
Other assets                                                7,704        (485)(A)               7,219         (16)(C)   7,203
Investment in MetraHealth                                     491        (491)(A)                   0                       0
                                                           ----------  --------    ---------   ------------  -------- --------
Total assets                                             $112,684     $(2,089)   $    831    $111,426       $ (785)   $110,641
                                                           ----------  --------    ---------   ------------  -------- --------
Liabilities
Investment banking and brokerage borrowings              $  2,194    $           $           $  2,194    $           $  2,194
Short-term borrowings                                       2,137                               2,137         (40)(C)   2,097
Long-term debt                                              7,475                               7,475                   7,475
Securities loaned or sold under agreements to repurchase   22,056                              22,056                  22,056
Brokerage payables                                          3,055                               3,055                   3,055
Trading securities sold not yet purchased, at market value  7,198                               7,198                   7,198
Contractholder funds                                       15,532        (419)(A)              15,113                  15,113
Insurance policy and claims reserves                       27,764        (447)(A)              27,317        (510)(C)  26,807
Separate and variable accounts                              5,544                               5,544                   5,544
Accounts payable and other liabilities                      9,926        (740)(A)     109 (B)   9,295         (72)(C)   9,223
                                                          ----------   --------     --------- ------------  --------- --------
  Total liabilities                                       102,881      (1,606)        109     101,384        (622)    100,762
                                                          ----------   --------     --------- ------------  --------- --------

ESOP preferred stock - series C                               235                                 235                     235
Guaranteed ESOP obligation                                    (82)                                (82)                    (82)
                                                           ----------  --------    ----------- ------------  --------- --------
                                                              153           0           0         153           0         153
                                                           ----------  --------    ----------- ------------  --------- --------
Stockholders' equity
Preferred stock                                               800                                 800                     800
Common stock                                                    4                                   4                       4
Additional paid-in capital                                  6,690                               6,690                   6,690
Retained earnings                                           4,453        (490)(A)     722 (B)   4,685        (177)(C)   4,508
Treasury stock, at cost                                    (1,481)                             (1,481)                 (1,481)
Unrealized gain (loss) on investment securities and
 other ,net                                                  (816)          7 (A)                (809)         14 (C)    (795)
                                                          ----------  --------    ----------  ------------  --------- ---------
  Total stockholders' equity                                9,650        (483)        722       9,889        (163)      9,726
                                                          ----------  --------    ----------  ------------  --------- ---------
Total liabilities and stockholders' equity               $112,684    $ (2,089)   $    831    $111,426       $(785)   $110,641
                                                          ----------  --------    ----------  ------------  --------- ---------


See Accompanying Notes

                    Travelers Group Inc. and Subsidiaries
             Notes to Unaudited Pro Forma Condensed Consolidated
                       Statement of Financial Position
                          (In millions of dollars)


Adjustments relating to the Medical Business and subsequent sale of investment in MetraHealth.

(A) Medical Business column - reflects the elimination of the assets, liabilities and equity related to the run off business of the group medical businesses and the elimination of the equity investment in MetraHealth included in the Company's consolidated statements at March 31, 1995.

(B) Pro forma adjustments column - gives effect to the sale of the equity investment in MetraHealth and related estimated after-tax proceeds.

Adjustments relating to the Transport Life spinoff:

(C) Transport Business column - reflects the elimination of the assets, liabilities and equity of the Transport Life Business included in the Company's consolidated statements at March 31, 1995, which will be included in the pro rata distribution to the Company's stockholders.

                         Travelers Group Inc. and Subsidiaries
           Unaudited Pro Forma Condensed Consolidated Statement of Income
                          For Year Ended December 31, 1994
                 (In millions of dollars, except for per share amounts)


                                                        Less:
                                          Travelers     Group Life    Less:
                                          Group Inc.    and Medical   Transport
                                          historical    Business      Business    Pro forma
                                          ----------    -----------   ---------   ---------
Revenues
Insurance premiums                      $ 7,590       $ (2,428)(1)  $  (228)(3)   $ 4,934
Commissions and fees                      2,691                                     2,691
Net investment income                     3,637          (153)(1)       (46)(3)     3,438
Finance related interest and
    other charges                         1,030                                     1,030
Principal transactions                      900                                       900
Asset management fees                       795                                       795
Other income                              1,822          (799)(1)        (1)(3)     1,022
                                         ------         ------         -----       -------
    Total revenues                       18,465        (3,380)         (275)       14,810
                                         ------         ------         -----       -------

Expenses
Policyholder benefits and claims          7,797        (2,492)(1)      (138)(3)     5,167
Non-insurance compensation and
    benefits                              3,241                                     3,241
Insurance underwriting, acquisition
    and operating                         2,572          (638)(1)       (97)(3)     1,837
Interest                                  1,284                                     1,284
Provision for credit losses                 152                                       152
Other operating                           1,524                                     1,524
                                         ------         ------         -----       -------
    Total expenses                       16,570        (3,130)         (235)       13,205
                                         ------         ------         -----       -------

Gain on sale of subsidiaries and
    affiliates                              254           (28)(1)                     226
                                         ------         ------         -----       -------

Income (loss) before income taxes         2,149          (278)          (40)        1,831

Provision for income taxes                  823          (107)(1)       (13)(3)       703
                                         ------         ------         -----       -------
Net income                              $ 1,326       $  (171)      $   (27)      $ 1,128
                                         ------         ------         -----       -------

Income per share of common stock
and common stock equivalents

Net income per share                    $  3.86                                   $  3.25
                                         ------                                    -------

Weighted average common shares
    outstanding and common stock
    equivalents (in millions)             322.0                                     322.0
                                         ------                                    -------



See Accompanying Notes

                         Travelers Group Inc. and Subsidiaries
           Unaudited Pro Forma Condensed Consolidated Statement of Income
                          For the Three Months Ended March 31, 1995
                 (In millions of dollars, except for per share amounts)



                                          Travelers     Less:         Less:
                                          Group Inc.    Medical       Transport
                                          historical    Business      Business    Pro forma
                                          ----------    -----------   ---------   ---------
Revenues
Insurance premiums                      $ 1,597       $  (308)(2)   $   (56)(3)   $ 1,233
Commissions and fees                        610                                       610
Net investment income                     1,058           (15)(2)       (12)(3)     1,031
Finance related interest and
    other charges                           271                                       271
Principal transactions                      282                                       282
Asset management fees                       182                                       182
Other income                                299           (16)(2)                     283
                                         ------         ------         -----       -------
    Total revenues                        4,299          (339)          (68)        3,892
                                         ------         ------         -----       -------

Expenses
Policyholder benefits and claims          1,612          (278)(2)       (38)(3)     1,296
Non-insurance compensation and
    benefits                                806                                       806
Insurance underwriting, acquisition
    and operating                           522                         (20)(3)       502
Interest                                    455                                       455
Provision for credit losses                  40                                        40
Other operating                             372           (39)(2)                     333
                                         ------         ------         -----       -------
    Total expenses                        3,807          (317)          (58)        3,432
                                         ------         ------         -----       -------


Gain on sale of subsidiaries                 31           (31)(2)                       0
                                         ------         ------         -----       -------

Income (loss) before income taxes           523           (53)          (10)          460

Provision for income taxes                  183           (18)(2)        (3)(3)       162
                                         ------         ------         -----       -------

Net income                              $   340       $   (35)      $    (7)      $   298
                                         ------         ------         -----       -------
Income per share of common stock
and common stock equivalents

Net income per share                    $  1.01                                   $  0.88
                                         ------                                    -------

Weighted average common shares
    outstanding and common stock
    equivalents (in millions)             315.5                                     315.5
                                         ------                                    -------


See Accompanying Notes

                      Travelers Group Inc. and Subsidiaries
     Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income
                             (In millions of dollars)


Adjustments relating to the sale of Group Life, transfer of Medical Business to MetraHealth and subsequent sale of investment in MetraHealth.
- -------------------------------------------------------------------------------

Year ended December 31, 1994

(1) Group Life and Medical Business column - reflects the elimination of the operating results of the group life and related businesses sold to MetLife, the group medical businesses (Medical) which were exchanged for a 50% equity interest in The MetraHealth Companies, Inc. (MetraHealth), and the $28 pre-tax gain on the sale of the group dental business included in the Company's consolidated statements.

Three months ended March 31, 1995

(2) Medical Business column - reflects the elimination of the operating results for the run off of the medical insurance business (i.e., risks not yet transferred), the equity earnings in MetraHealth, and the $31 pre-tax gain on the sale of the group life business included in the Company's consolidated statements.

In accordance with practice in filings with the SEC, no effect has been given to the use of proceeds from the sale of the Company's interest in MetraHealth, which are estimated to be $831 million pre-tax, excluding contingent consideration.

Adjustments relating to the Transport Life spinoff:

(3) Transport Business column - reflects the elimination of the operating results of the Transport Life Business included in the Company's consolidated statements for the year ended December 31, 1994, and for the three months ended March 31, 1995.